Exhibit 10.40

                          UNIT SUBSCRIPTION AGREEMENT
              (for Canadian and Non-United States Purchasers only)

To:     U.S. Gold Corporation
        2201 Kipling Street, Suite 100
        Lakewood, Colorado U.S.A. 80215-1545

The undersigned (the "Purchaser") hereby irrevocably subscribes for and agrees to purchase from U.S. Gold Corporation (the "Company") on the terms and conditions set forth in this Subscription Agreement ("Agreement") that number of Units set forth in Clause 17 below (the "Units"). The price of each Unit is US$0.90 and each Unit shall consist of one Common Share, par value US$0.10 (the "Share"), and one Common Share Purchase Warrant. Each four (4) Purchase Warrants will entitle the holder to subscribe for one Share of the Company at US$1.25 for a period of two years from the date of Closing as provided in Exhibit 1 attached hereto. The Purchaser agrees to pay the purchase price for the Units set forth in Clause 17 to the Company on or before the Closing Date (hereinafter defined).

1.   Conditions of Purchase

     The Purchaser acknowledges that the Company's obligation to sell the Units and issue Units to the Purchaser is subject to, among other things, the conditions that:

(a) the Purchaser executes and returns to the Company all documents required by this Agreement, including Schedule B, demonstrating that the Purchaser is an "accredited investor", as such term is defined in Regulation D promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act") and that the purchaser, if resident in Alberta or British Columbia, is an "accredited investors" as defined in Canadian Securities Administrators' Multilateral Instrument 45-103 "Capital Raising Exemptions" ("45-103"), or if resident in Ontario, is an "accredited investor" as such term is defined in Ontario Securities Commission Rule 45-501;

(b) all necessary regulatory approvals, if any, being obtained by the Company prior to the Closing; and

(c) the representations and warranties of the Purchaser being true and correct as at the Closing

(d) the Company has reviewed the completed Unit Subscription Agreement submitted by the Purchaser and accepted the subscription. Notwithstanding this condition, the subscription is irrevocable unless it is rejected by the Company.

2.   Delivery and Payment

     The Purchaser agrees that the following shall be delivered to the Company prior to the Closing:

     (a)  one completed and duly signed copy of this Agreement;

     (b) all other documentation as may be required by applicable securities legislation, including a duly completed Accredited Investor certificate in the form of Schedule "B" hereto; and

     (c) a certified cheque, bank draft or evidence of a wire transfer in United States dollars funds payable to U.S. Gold Corporation Trust Account to Meridian Capital LTD, finder for the Company, representing the Aggregate Purchase Price shown in Clause 17 hereof. Details concerning the payment procedure are set out in Schedule "A".

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     The closing of the Offering pursuant to which this Subscription is made may be affected by means of a series of closings, each such closing involving the Company and one or more purchasers of Units. The Purchaser acknowledges that its subscription may be one of many accepted by the Company until the Company has sold in the aggregate up to 9,000,000 Units. Delivery by the Company of the certificates representing the Shares and Warrants, and payment for the Units by the Purchaser, shall be completed at a closing
     (the "Closing") to be held at such time and place as may be mutually agreed upon by the Company and the Purchaser but not later than March 12, 2004
     (the date of the Closing being hereinafter called the "Closing Date").

     If the Purchaser chooses not to attend the Closing to receive the Share certificate(s) and warrant(s), then the Company shall deliver such certificate(s) and warrant(s) to the Purchaser at the address set forth below, promptly after the Closing.

3.   Purchaser's Acknowledgements

     The Purchaser acknowledges and agrees that:

     (a) the sale and delivery of the Shares and Warrants to the Purchaser is conditional upon such sales being made pursuant to the exemption from registration under the 1933 Act as set forth in Regulation D ("Regulation D") promulgated thereunder;

     (b) the Company will be required to disclose to the Commission, and thereby though public access to Edgar filing, the identity of the beneficial purchasers of the Shares;

     (c) neither the Units, the Shares, the Warrants nor the shares underlying the Warrants have been registered under the 1933 Act, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Purchaser hereto), and that such Shares must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration;

     (d) the Shares and Warrants shall bear the following or a substantially equivalent legend, unless same shall have been included in an effective registration statement under the 1933 Act:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED;

     (e) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

     (f) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merits for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Shares or the Warrants;

     (g) the Purchaser has access to and has reviewed to the extent necessary, via United States Securities and Exchange Commission (the "Commission") Edgar data base, copies of the Company's Form 10-KSB/A for the year ended December 31, 2002 as filed with the Commission, together with all subsequently filed Forms 10-KSB, 10-QSB, 8-K, Proxy Statements, Registration Statement on Form SB-2 and all amendments thereto and other publicly available filings made with the Commission ("Commission Reports") and has received from the Company such other

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          information concerning its operations, financial condition and other matters as requested of the Company, and Purchaser has considered all factors the Purchaser deems material in deciding on the advisability of investing in the Units;

     (h) the Units are being offered for sale only on a "private placement" basis;

     (i) the representations, warranties and covenants contained in this Agreement are made by the Purchaser with the intent that they may be relied upon by the Company in determining the Purchaser's eligibility to purchase the Units, and the Purchaser hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur caused or arising from its reliance thereon. The Purchaser further agrees that by accepting the Shares and Warrants, the Purchaser represents and warrants that the foregoing representations and warranties are true as at the Closing with the same force and effect as if they had been made by the Purchaser at the Closing and that they shall survive the Closing Date and shall continue in full force and effect notwithstanding any subsequent disposition of the Shares or the Warrants;

     (j) the Purchaser understands and agrees that the Company will pay a finder's fee of 8.5% of the amount of the Aggregate Subscription Amount and finder's warrants to purchase up to 20% of the number of units sold in the offering to Meridian Capital in connection with this subscription;

     (k) the offer to sell the Shares and Warrants was directly communicated to the Purchaser and at no time was the Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer;

     (l) the Purchaser has been independently advised as to the applicable hold or restricted period imposed in respect of the Shares, Warrants and Shares issued on the exercise of Warrants by applicable securities laws and confirms that no representation has been made respecting the applicable hold or restricted periods for the Shares, Warrants and Shares issued on the exercise of Warrants and is aware of the risks and other characteristics of the Shares and Warrants and of the fact that the Purchaser may not be able to sell the Shares except in accordance with applicable securities laws and regulatory policies and agrees to comply with all such resale restrictions;

     (m) the Purchaser has not received, nor has it requested, nor does it have any need to receive, any offering memorandum or any other document describing the business and affairs of the Company (other than this Subscription Agreement, the Term Sheet and the Commission Reports), nor has any document been prepared for delivery to, or review by, prospective purchasers in order to assist them in making an investment decision in respect of the Shares and Warrants;

     (n) the Purchaser has relied solely upon the term sheet and the Commission Reports, prepared and issued by the Company and not upon any verbal or other written representation as to any facts or otherwise made by or on behalf of the Company or any employee, agent or affiliate thereof; and

     (o) the Company has the right to reject any subscription, in whole or in part, for any reason, in which case the funds tendered by the Purchaser shall be refunded in full, without interest or deduction.

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4.   Purchaser's Representations and Warranties

     The Purchaser hereby represents, warrants and covenants to the Company (which representations, warranties and covenants shall survive Closing and continue in full force and effect) that:

     (a) the Purchaser is not a resident of the United States of America and that the Purchaser was offered the Shares outside of the United States of America;

     (b) the Purchaser is an "accredited investor" as that term is defined in Regulation D promulgated by the 1933 Act by virtue of satisfying the indicated criterion in paragraph 1 of Schedule "B";

     (c) the Purchaser acknowledges that in addition to compliance with the restrictions on resale applicable under relevant rules of the Commission, the Purchaser may be subject to various reporting requirements with the Commission if Purchaser is the owner of 5% or more of a class of the issued and outstanding stock of the Company;

     (d) the Purchaser will execute and deliver all documentation to the Company as may be required by applicable rules, regulations and policies of the Commission and to permit the purchase of the Shares on the terms herein set forth;

     (e) this agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Purchaser subject to:

          (i) any applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally; and

          (ii) general principles of equity, including that the granting of equitable remedies is within the discretion of a court of competent jurisdiction;

     (f) the Purchaser is not, directly or indirectly, the holder of any common shares in the capital of the Company other than the number of common shares of the Company included in the Units disclosed in Clause 17(d);

     (g) the Units are being acquired by the Purchaser in good faith, for investment purposes only, are not being purchased with a view to, or for the resale or distribution thereof and the Purchaser is purchasing as principal or is deemed to be purchasing as principal by applicable securities legislation and if the Purchaser is deemed to be purchasing as a principal, the Purchaser will deliver to the Company prior to Closing a completed and executed Accredited Investor Certificate in the form attached hereto as Schedule "B" on behalf of each beneficial purchaser;

     (h)  the Purchaser:

          (i) if resident in Alberta or British Columbia, is an "accredited investor" as that term is defined in Canadian Securities Administrators' Multilateral Instrument 45-103 "Capital Raising Exemptions" by virtue of satisfying the indicated criterion in paragraph 6 of Schedule "B"; or

          (ii) if resident in Ontario, is an "accredited investor" as that term is defined in Ontario Securities Commission Rule 45-501 by virtue of satisfying the indicated criterion in paragraph 7 of Schedule "B"; or;

         (iii) is purchasing the Units and is a resident in the Province of British Columbia, is purchasing the Units as principal for its own account and not for the benefit of any other person, and is purchasing a sufficient number of Units so that the aggregate acquisition cost to such Purchaser is not less than $97,000; or

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


          (iv) is a resident of a country (an "International Jurisdiction") other than Canada or the United States, and

               A. the delivery of this Subscription Agreement, the acceptance this Subscription Agreement by the Company, the issue of the Shares and Warrants to the Purchaser complies with all applicable laws of the Purchaser's jurisdiction of residence and all other applicable laws and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws,

               B. the Purchaser is knowledgeable of, or has been independently advised as to, the applicable securities laws of the International Jurisdiction which would apply to this subscription,

               C. the Purchaser is purchasing the Units pursuant to exemptions from the prospectus and registration requirements (or their equivalent) under the applicable securities laws of that International Jurisdiction or, if such is not applicable, each is permitted to purchase the Units under the applicable securities laws of the International Jurisdiction without the need to rely on an exemption, and

               D. the applicable securities laws do not require the Company to make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction;

     (i) if the Purchaser is not an individual but is a corporation, syndicate, partnership, trust, association, or any other form of unincorporated organization or organized group of persons, it has not been created solely or used primarily to permit a group of persons to purchase securities without a prospectus in reliance on a prospectus exemption or, if created for such purpose, every participant in, or member or beneficiary of, the corporation, syndicate, partnership, trust, association, unincorporated organization or organized group of persons, is an accredited investor with the meaning of Regulation D of the 1933 Act by reason of satisfying one of the requirements designated in Schedule B and, if resident in British Columbia or Alberta, is an "accredited investor" as such term is defined in MI 45-103 and such British Columbia or Alberta resident has indicated the criterion satisfied in paragraph 6 of Schedule "B" attached hereto, or would each have an aggregate acquisition cost of not less than $97,000 and, if resident in Ontario, is an "accredited investor" as such term is defined in Ontario Securities Commission Rule 45-501 and such Ontario resident has indicated the criterion satisfied in paragraph 7 of Schedule "B" attached hereto;

     (j)  the Purchaser is not an investment club; and

     (k) the representations, warranties and covenants of the Purchaser set forth herein shall survive the closing of the transaction contemplated hereby.

5.   Company's Representations and Warranties

     The Company represents and warrants and agrees with the Purchaser that:

     (a) Due Incorporation. The Company has been organized under the laws of the State of Colorado, United States of America. The Company and each of its subsidiaries, if any, is a corporation or limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation or registration and have the requisite corporate or other power to own their properties and to carry on their business as

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


          now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

     (b) Outstanding Stock. All issued and outstanding shares of common stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

     (c) Reservation of Warrant Shares. The Company undertakes to reserve on behalf of the purchasers, from its authorized but unissued common stock, at all times that the Warrants are outstanding, a number of common shares necessary to allow fully the exercise of all such Warrant Shares.

     (d) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement, and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

     (e) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described in the public reports or otherwise provided to Purchaser.

     (f) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the National Association of Securities Dealers, Inc. ("NASD") or the Company's shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating thereto, including, without limitation, the issuance and sale of the Shares, and the performance of the Company's obligations hereunder.

     (g) No Violation or Conflict. Assuming the representations and warranties of the Purchaser in this Agreement are true and correct and the Purchaser complies with its obligations under this Agreement, the issuance and sale of the Shares and the performance of the Company's obligations under this Agreement will not:

          (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under

               (A) the articles of incorporation, charter or bylaws of the Company,

               (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company or any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates or over the properties or assets of the Company or any of its affiliates,

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               (C)  the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or

               (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Shares or any of the assets of the Company, its subsidiaries or any of its affiliates.

     (h)  The Shares. The Shares upon issuance:

          (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, but are subject to restrictions upon transfer under the 1933 Act and state laws;

          (ii) have been duly and validly authorized and on the date of issuance, fully paid and nonassessable;

          (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

          (iv) will not subject the holders thereof to personal liability by reason of being such holders. (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. To the best knowledge of the Company there is no threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

     (i) Reporting Company. The Company is a publicly held company subject to reporting obligations pursuant to Sections 15(d) or 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. The Company's common stock is quoted for trading on the OTC Bulletin Board ("Bulletin Board"). Pursuant to the provisions of the 1934 Act, the Company has filed all public reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

     (j) Information Concerning Company. The public reports provided to the Purchaser contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the most recent financial statements included in public documents, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed to the Purchaser. The public reports, at the time that they were filed, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

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     (k)  Dilution. The Company's executive officers and directors have studied and fully understand the nature of the Shares being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, which such issuance is in the best interests of the Company.

     (l) Stop Transfer. The Shares are restricted securities as of the date of this Agreement. As a result, the Company will be obligated to issue stop transfer orders to its transfer agent regarding the Shares and the Warrants, as required by federal securities laws.

     (m) Defaults. Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or ByLaws. Other than as disclosed in public reports, neither the Company nor any of its subsidiaries is

          (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company except as otherwise disclosed in documents provided or made available to the Purchaser,

          (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or

         (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

     (n) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Units.

     (o) No Undisclosed Liabilities. The Company has no liabilities or obligations that are material, individually or in the aggregate, which are not disclosed in public reports, other than those incurred in the ordinary course of the Company's businesses since September 30, 2003.

     (p) No Undisclosed Events or Circumstances. Since September 30, 2003, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the documents provided or made available to Purchaser.

     (q) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement is 35,000,000 common shares authorized, of which 19,528,954 common shares are outstanding as of January 22, 2004 and prior to the issuance of Shares hereunder, and, additionally warrants for the purchase of 428,572 which may be exercised through May 30, 2006 are outstanding and there are outstanding option agreements to purchase 1,367,693 common shares with executive officers and directors of the Company under the Company's Non-Qualified Stock Option and Stock Grant Plan. Except as set forth in public reports, there are no other options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

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     (r)  Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects. The foregoing representations and warranties shall survive during the course and effectiveness of this Agreement.

6.   Covenants of the Company

     The Company covenants and agrees with the Purchaser as follows:

     (a) The Company will advise the Purchaser, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     (b) The Company shall promptly secure the listing of the Shares upon each national securities exchange, or automated quotation system, if any, upon which shares of common stock of the Company are then listed (subject to official notice of issuance). The Company will maintain the listing of its Common Stock on the NASD OTC Bulletin Board (the "Principal Market")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company will provide the Purchaser copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.

     (c) The Company shall notify the Commission, NASD, and applicable state authorities, in accordance with their requirements, if any, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser and promptly provide copies thereof to Purchaser.

     (d) The Company shall use its commercially reasonable efforts to file with the Commission a Registration Statement on Form SB-2 covering the resale of all of the Shares hereunder within ninety (90) days of the Closing date. In the event that Form SB-2 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. The foregoing covenant is conditioned on the Purchaser providing the Company with such information as may be reasonably requested by the Company in connection with the filing of the registration statement.

     (e) From the date of this Agreement and until at least two (2) years after the effectiveness of the Registration Statement on Form SB-2 or such other Registration Statement as provided in Section 6(d) above, the Company will use its best efforts to (i) cause its Common Stock and the Share to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, (ii) comply with all reporting requirements that are applicable to an issuer with a class of Shares registered pursuant to Section 12(g) of the Exchange Act, and (iii) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until two (2) years after the actual effective date of the Registration Statement on Form SB-2. Until the resale of the Shares by the Purchaser, the Company will continue the listing of the Common Stock on the Bulletin Board and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of Bulletin Board.

7.   Covenants of the Company and Purchaser Regarding Indemnification.

     (a) The Company agrees to indemnify, hold harmless, reimburse and defend Purchaser, Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Purchaser or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

     (b) Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, employees, agents, affiliates and control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Purchaser in this Agreement or in any Schedules hereto, or other agreement delivered pursuant hereto; or
          (ii) after any applicable notice and/or cure periods, any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, or any other agreement entered into by the Company and Purchasers relating hereto.

8.   Anti-Dilution Provisions

     In case the Company shall at any time before the Closing Date subdivide or consolidate its outstanding common shares into a greater or lesser number of shares, the exercise price of the Warrants and the terms of the Warrants shall be proportionately increased or reduced, and amended accordingly.

9.   Governing Law

     This agreement shall be governed by and construed in accordance with the laws of the State of Colorado and the federal laws of the United States applicable therein. The Purchaser hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the State of Colorado with respect to any matters arising out of this agreement.

10.  Assignment

     This agreement is not transferable or assignable by the parties hereto.

12.  Entire Agreement

     This agreement contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein or therein.

13.  Successors and Assigns

     This agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns,.

14.  Currency

     All amounts in this agreement are stated and shall be paid in United States dollar currency.

15.  Time of Essence

     Time shall be of the essence of this agreement.

16.  Headings

     The headings contained herein are for convenience only and shall not affect the meaning or interpretation of this agreement.

17.  Subscription Particulars

     (a)  The Purchaser hereby agrees to purchase Units as set forth below:
          Number of Units: Aggregate Purchase Price: (US$0.90 x number of Units): US$ Name of Purchaser: Street Address: City and Country:
          Postal Code: Contact Name: Alternate Contacts Name: Phone No.: Fax
          No.: E-mail:

     (b) Registration of the certificates representing the Shares and Warrants should be made as follows (if space is insufficient, attach a list) - or leave blank if registration is to be as detailed in sub-clause (a) above. Name: Registration Address: City and Country: Postal Code:

     (c) The certificates representing the Shares and Warrants are to be delivered as follows (if different from the address set forth in sub-clause (b) above): Name: Address: City and Country: Postal Code:
          Telephone/Contact: (d) Number of common shares of the Company owned by the Purchaser:

18.  Signature of Purchaser

     Signature of Purchaser (on its own behalf and, if applicable, on behalf of each principal for whom it is contracting hereunder).

(Signature or Authorized Signature)
(Name and Official Capacity - please print)

19.  Confirmation and Acceptance

This agreement is confirmed and accepted by the Company.
DATED as of the ____ day of March, 2004

U.S. GOLD CORPORATION

By:
Name:
Title:

                                  SCHEDULE "A"
                         (Non-United States Purchasers)

1.   Method of Payment:

     Payment for the Subscribed Units shall be made in United States dollars by bank wire transfer, certified cheque, or bank draft (without deduction of bank service charges or otherwise) payable to "Meridian Capital LTD Trust Account". The entire subscription price for all Subscribed Units must be paid at the time of subscription. In the case of a bank wire transfer, funds should be wired to:

     Meridian Corresponding Bank:

     Bank of America, New York, New York
     ABA #
     TD's Account # at Bank of America:
     For further credit to:  Meridian Capital LTD, US TRUST ACCOUNT
     Bank:   Canadian Imperial Bank of Commerce
     400 Burrard Street
     Vancouver, B.C., Canada
     TD's Swift Code:
     Transit #:
     Account Name Beneficiary: Meridian Capital LTD., Trust Account Trust Account #:

2.   Delivery:

     The Company is authorized to deliver the Subscribed Shares and Warrants to:

     (Name)
     (Address)
     Attention:
     (Phone Number)
     Registration:

     The undersigned hereby directs that the certificates representing the Subscribed Shares and Warrants shall be delivered as indicated above at the time of the closing and shall be registered as follows:

     (Name)
     (Address)

                                  SCHEDULE 'B'
                       Certificate of Accredited Investor

(Words in bold have the meanings set forth in Section 2 of this Schedule)

1. The Purchaser hereby certifies to U.S. Gold Corporation that the Purchaser is: [Please check the appropriate box.]

__ (a) any bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual capacity or fiduciary capacity;

__ b) any broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934;

__   (c) any insurance company as defined in Section 2(13) of the 1933 Act;

__ (d) any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Sections 2(a)(48) of that Act, any Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1658;

__ (e) any private business development company as defined in Sections 202(a)(22) of the United States Investment Advisers Act of 1940; any employee benefit plan company licensed to do business as an insurance company in any jurisdiction;

__ (f) any organization described in Section 501(c)(3) of the United States Internal Revenue Code, corporation, or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

__ (g) any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds US$1,000,000;

__ (h) any natural person who had an income in excess of US$200,000 in each of the last two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__ (i) any trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as defined in paragraph
     230.506(b)(2)(ii) of Regulation D of the 1933 Act; and

__ (j) any entity in which all of the equity owners are Accredited Purchasers as provided above.

2.   For the purposes hereof:

     "company" means any corporation, incorporated association, incorporated syndicate or other incorporated organization.

     "control person" means any person, company or combination of persons or companies holding a sufficient number of any Shares of the Company to affect materially the control of the Company, but any holding of any persons, company or combination of persons or companies holding more than 10 per cent of the outstanding voting Shares of the Company, in the absence of evidence to the contrary, shall be deemed to affect materially the control of the Company.

     "director" where used in relation to a person, includes a person acting in a capacity similar to that of a director of a company.

     "entity" means a company, syndicate, partnership, trust or unincorporated organization.

     "financial assets" means cash, Shares, or any contract of insurance or deposit or evidence thereof..

     "individual" means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative.

     "managed account" means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in shares of the account without requiring the client's express consent to a transaction.

     "mutual fund" includes an issuer of shares that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund of trust account, of the issuer of the shares.

     "non-redeemable investment fund" means an issuer

          (aa) whose primary purpose is to invest money provided by its security holders;

          (bb) that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

          (cc) that is not a mutual fund.

     "officer" means the chair, any vice-chair of the board of directors, the president, any vice president, the secretary, the assistant secretary, the treasurer, the assistant treasurer, and the general manager of a company, and any other person designated an officer or a company by by-law or similar authority, or any individual acting in a similar capacity on behalf of the Company.

     "person" means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative.

     "portfolio adviser" means

          (dd) a portfolio manager; or

          (ee) a broker or investment dealer exempted from registration as an adviser under Section 15 of the United States Securities Exchange Act of 1934.

     "promoter" means (a) a person or company who, acting alone or in conjunction with one or more other persons, companies or a combination thereof, directly or indirectly, has taken the initiative in founding, organizing or substantially reorganizing the business of the Company, or
     (b) a person or company who, in connection with the founding, organizing or substantial reorganizing of the business of the Company, directly or indirectly, received in consideration of services or property, or both services and property, 10 per cent or more of any class of shares of the Company or 10 per cent or more of the proceeds from the sale of any class of shares of a particular issue, but a person or company who receives such shares or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this definition if such person or company does not otherwise take part in founding, organizing, or substantially reorganizing the business.

     "related liabilities" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets.

     "spouse" in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

                  Affiliated Entities, Control and Subsidiaries

3. A person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

4. A person or company is considered to be controlled by a person or company if

     (ff) in the case of a person or company,

          (i) voting shares of the first mentioned person or company carrying more than 50 percent of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of the other person or company, and

          (ii) the votes carried by the shares are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;

     (gg) in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50 percent of the interests in the partnership; or

     (hh) in the case of a limited partnership, the general partner is the second-mentioned person or company.

5. A person or company is considered to be a subsidiary entity of another person or company if

     (a)  it is controlled by,

          (i)  that other, or

          (ii) that other and one or more persons or companies each of which is controlled by that other, or

         (iii) two or more persons or companies, each of which is controlled by that other; or

     (b) it is a subsidiary entity of a person or company that is the other's subsidiary entity.

6. The Purchaser, if resident in Alberta or British Columbia, hereby certifies to U.S. Gold Corporation that the Purchaser, for the purposes of 45-103 satisfies one or more of the following criteria [Please check the appropriate box]:

Accredited Investor - Individual

     __ (a) an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, Financial Assets (cash and securities only) having an aggregate realizable value that before taxes, but net of any Related Liabilities, exceeds $1,000,000;

     __ (b) an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

     __ (c) a person registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

     __ (d) an individual registered or formerly registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (c);

     __ (e) a person, that, either alone or with a spouse, has net assets of at least $5,000,000,

Accredited Investor - Non-Individual

     __ (f) a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

     __ (g) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

     __ (h) an association under the Cooperative Credit Associations Act (Canada) located in Canada; or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act,

     __   (i) a subsidiary of any person or company referred to in paragraphs
          (f) to (h), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

     __ (j) a company registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);]

     __ (k) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

     __   (l) a municipality, public board or commission in Canada;

     __ (m) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

     __ (n) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority of a jurisdiction of Canada;

     __ (o) a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements

     __ (p) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors;

     __ (q) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities under one or more prospectuses for which the regulator has issued receipts,

     __ (r) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account,

     __ (s) a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser,

     __ (t) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded,

     __ (u) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (c), (f) through (j) and paragraph (n) in form and function; or

     __ (v) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

7. The Purchaser, if resident in Ontario, hereby certifies to U.S. Gold Corporation that the Purchaser, for the purposes of 45-501 satisfies one or more of the following criteria [Please check the appropriate box]:

     __ (a) A bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of that Act;

     __ (b) The Business Development Bank incorporated under the Business Development Bank Act (Canada);

     __ (c) A loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

     __ (d) A co-operative credit society, credit union central, federation of caisse populaire, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada;

     __ (e) A company licensed to do business as an insurance company in any jurisdiction;

     __   (f) A subsidiary of any company referred to in paragraph (a), (b),
          (c), (d) or (e), where the company owns all of the voting shares of the subsidiary;

     __ (g) A person or company registered under the Securities Act (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

     __ (h) The government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

     __ (i) Any Canadian municipality or any Canadian provincial or territorial capital city;

     __ (j) Any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

     __ (k) A pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

     __   (l) A registered charity under the Income Tax Act (Canada);

     __ (m) An individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

     __ (n) An individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

     __ (o)An individual who has been granted registration under the Securities Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individuals registration is still in effect;

     __ (p) A promoter of the issuer or an affiliated entity of a promoter of the Company;

     __ (q) A spouse, parent, grandparent or child of an officer, director or promoter of the Company;

     __ (r) A person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario);

     __   (s) An issuer that is acquiring securities of its own issue;

     __ (t) A company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected in its most recently prepared financial statements;

     __ (u) A person or company that is recognized by the Ontario Securities Commission as an accredited investor;

     __ (v) A mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;

     __ (w) A mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director;

     __ (x) A managed account if it is acquiring a security that is not a security of a mutual fund or non-redeemable investment fund;

     __ (y) An account that is fully managed by a trust corporation registered under the Loan and Trust Corporations Act (Ontario);

     __ (z) An entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph
          (k) in form and function; and

     __ (aa) A person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

The foregoing representations and warranties included in the Unit Subscription Agreement and the designation in this Schedule B are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date of the offering of the Units as set out in this Subscription Agreement. If any such representations or warranties will not be true and accurate prior to Closing Date, the undersigned will give immediate written notice of such fact to the Company.

Dated:
Signed:

Witness (If Investor is an Individual)

Print Name of Beneficial Purchaser

Print Name of Witness

If Investor is a Partnership, print Name and Title of Authorized Signing Officer

Address of Beneficial Purchaser

                          EXHIBIT 1 (Form of Warrant)

No.__     U.S. GOLD CORPORTION (the "Company")         _,___,___

COMMON SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF THE COMPANY March __, 2004

This is to certify that, FOR VALUE RECEIVED, (Purchaser) (the "Registered Holder") holder of these Common Share Purchase Warrants (the "Warrants") is entitled to subscribe for and purchase upon and subject to the terms and conditions contained in the Subscription Agreement, fully-paid and non-assessable shares of common stock of the Company, as such common shares are constituted on the date set out below (the "Issue Date"), upon surrender hereof with the subscription form on the reverse side hereof duly completed and upon payment to the Company of US$1.25 (the "Exercise Price") per common share of Company exercised and subscribed for hereunder on or prior to March __, 2006 (the "Expiry Date").

The Warrants may be exercised only at the offices of the Company at 2201 Kipling Street, suite 100, Lakewood, Colorado 80215-1545, U.S.A., or other address with notification thereof as provided in writing to Investor by the Company. The Warrants are issued subject to the terms and conditions governing the holding of Warrants as set forth in the Subscription Agreement annexed hereto. All capitalized terms used in the Subscription Agreement I shall have the meaning set out therein.

The Warrants shall become wholly void and shall terminate and lapse at 4:00 p.m., Lakewood, Colorado time, on the Expiry Date and thereafter shall be of no further force and effect.

THIS WARRANT AND THE SECURITIES ACQUIRED UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER ANY APPLICABLE UNITED STATES STATE SECURITIES LAWS. THE WARRANT SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENSE OF ANY EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION UNDER THE ACT AND ANY APPLICABLE UNITED STATES STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, ACCEPTABLE TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THE WARRANT AND THE SECURITIES ACQUIRED UPON THE EXERCISE THEREOF HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN WITNESS WHEREOF the Company has caused this Warrant to be executed by the signature of its proper officers. ISSUED this __ day of March, 2004.

U.S. GOLD CORPORATION
/s/ William W. Reid
------------------------------------------------------
William W. Reid, President and Chief Executive Officer